UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2020

SPECTRUM BRANDS HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-4219	74-1339132
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

SB/RH HOLDINGS, LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-192634-03	27-2812840
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Deming Way

Middleton, Wisconsin 53562

(Address of principal executive offices)

(608) 275-3340

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Registrant	Title of Each Class	Trading Symbol	Name of Exchange On Which Registered
Spectrum Brands Holdings, Inc.	Common Stock, $0.01 par value	SPB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers’ Compensatory Arrangements of Certain Officers

(c) Appointment of Principal Officers

On March 17, 2020, Daniel L. Karpel was appointed Vice President, Corporate Controller. and Chief Accounting Officer of Spectrum Brands Holdings, Inc. (the “Company”).

Mr. Karpel, 49, joins the Company with more than 25 years of accounting and finance experience, most recently serving as Executive Vice President and Chief Financial Officer of Save-A-Lot, one of the largest discount grocery chains in the United States. From 2008 to 2016, Mr. Karpel served in various roles of increasing responsibility at Caleres, Inc. (NYSE: CAL), a diverse portfolio of global footwear brands, including serving as its Senior Vice President, Chief Accounting Officer, and Treasurer. Prior experiences of Mr. Karpel include accounting and finance roles at Kellwood Company, Spartech, NuVox Communications, and Ernst & Young. Mr. Karpel holds a B.S in Accounting from the University of Missouri – Columbia.

There are no arrangements or understandings between Mr. Karpel and any other persons pursuant to which Mr. Karpel was named as Vice President, Corporate Controller, and Chief Accounting Officer of the Company. In addition, Mr. Karpel does not have any family relationships with any executive officer or director of the Company, and he is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, and no such transactions are currently contemplated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2020
SPECTRUM BRANDS HOLDINGS, INC. SB/RH HOLDINGS, LLC
	By:	/s/ Ehsan Zargar
		Name:	Ehsan Zargar
		Title:	Executive Vice President, General Counsel and Corporate Secretary

3